The Bank of New York Mellon Corporation

Quarterly Financial Trends

January 21, 2016

Table of Contents

Consolidated Results	Page(s)

Consolidated Corporate Earnings - Quarterly Trend	3
Fee and Other Revenue	4
Average Balances and Interest Rates	5-6
Noninterest Expense	7
Assets Under Management, Custody and/or Administration and Securities Lending; Key Market Metrics	8
Assets Under Management Net Flows	9

Business Segment Results

Investment Management Business - Quarterly Trend	10
Investment Services Business - Quarterly Trend	11
Other Segment - Quarterly Trend	12
Full Year Trends	13

Nonperforming Assets	14
Allowance for Credit Losses, Provision and Net Charge-offs	15
Notes	16

THE BANK OF NEW YORK MELLON CORPORATION - CONSOLIDATED CORPORATE EARNINGS - 12 Quarter Trend

	2013				2014				2015
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment services fees
Asset servicing	$969	$988	$964	$984	$1,009	$1,022	$1,025	$1,019	$1,038	$1,060	$1,057	$1,032
Issuer services	237	294	322	237	229	231	315	193	232	234	313	199
Clearing services	304	321	315	324	325	326	337	347	344	347	345	339
Treasury services	141	139	137	137	136	141	142	145	137	144	137	137
Total investment services fees	1,651	1,742	1,738	1,682	1,699	1,720	1,819	1,704	1,751	1,785	1,852	1,707
Investment management and performance fees (a)	822	848	821	904	843	883	881	885	867	878	829	864
Foreign exchange & other trading revenue	161	207	160	146	136	130	153	151	229	187	179	173
Distribution and servicing	49	45	43	43	43	43	44	43	41	39	41	41
Financing-related fees	41	44	44	43	38	44	44	43	40	58	71	51
Investment and other income (a)(b)	88	285	151	(43)	102	142	890	78	60	104	59	93
Total fee revenue (a)(b)	2,812	3,171	2,957	2,775	2,861	2,962	3,831	2,904	2,988	3,051	3,031	2,929
Net securities gains (losses)	48	32	22	39	22	18	20	31	24	16	22	21
Total fee and other revenue (a)(b)	2,860	3,203	2,979	2,814	2,883	2,980	3,851	2,935	3,012	3,067	3,053	2,950
Income (loss) of consolidated investment management funds (a)	50	65	32	36	36	46	39	42	52	40	(22)	16
Net interest revenue	719	757	772	761	728	719	721	712	728	779	759	760
Total revenue (a)(b)	3,629	4,025	3,783	3,611	3,647	3,745	4,611	3,689	3,792	3,886	3,790	3,726
Provision for credit losses	(24)	(19)	2	6	(18)	(12)	(19)	1	2	(6)	1	163
Noninterest expenses	2,703	2,716	2,682	2,793	2,676	2,749	2,673	2,651	2,637	2,603	2,603	2,610
Amortization of intangible assets	86	93	81	82	75	75	75	73	66	65	66	64
Merger & integration, litigation and restructuring charges	39	13	16	2	(12)	122	220	800	(3)	59	11	18
Total noninterest expense	2,828	2,822	2,779	2,877	2,739	2,946	2,968	3,524	2,700	2,727	2,680	2,692
Income (loss) from continuing operations before taxes (b)	825	1,222	1,002	728	926	811	1,662	164	1,090	1,165	1,109	871
Provision for income taxes (b)	1,062	339	19	172	232	217	556	(93)	280	276	282	175
Net income (loss) from continuing operations (b)	(237)	883	983	556	694	594	1,106	257	810	889	827	696
Net income (loss) attributable to noncontrolling interest (a)(c)	(16)	(40)	(8)	(17)	(20)	(17)	(23)	(24)	(31)	(36)	6	(3)
Preferred stock dividends	(13)	(12)	(13)	(26)	(13)	(23)	(13)	(24)	(13)	(23)	(13)	(56)
Net income (loss) applicable to common shareholders of The Bank of New York Mellon Corporation (b)	(266)	831	962	513	661	554	1,070	$209	$766	830	820	637
Earnings per share (b)(d)	$(0.23)	$0.71	$0.82	$0.44	$0.57	$0.48	$0.93	$0.18	$0.67	$0.73	$0.74	$0.57

Pre-tax operating margin - GAAP (a)	23%	30%	26%	20%	25%	22%	36%	4%	29%	30%	29%	23%
Non-GAAP (a)(e)	27%	28%	29%	26%	27%	30%	29%	28%	30%	33%	31%	30%
Return on common equity (annualized) - GAAP	N/M	9.7%	11.1%	5.7%	7.4%	6.1%	11.6%	2.2%	8.8%	9.4%	9.1%	7.1%
Return on tangible common equity (annualized) - Non-GAAP	N/M	25.0%	28.3%	14.3%	17.6%	14.5%	26.2%	5.9%	20.3%	21.5%	20.8%	16.2%
Percent of non-US total revenue (f)	35%	36%	38%	39%	37%	38%	43%	35%	36%	36%	37%	34%
(a) The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).
(b) In the 1st quarter 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

(c) Primarily attributable to noncontrolling interests related to consolidated investment management funds.
(d) The 1st quarter 2013 includes a $0.73 charge related to the disallowance of certain foreign tax credits. The 2nd quarter 2013 includes a $0.09 gain related to an equity investment. The 3rd quarter 2013 includes a $0.22 benefit related to the U.S. Tax Court's partial reconsideration of a tax decision disallowing certain foreign tax credits. The 4th quarter 2013 includes a $0.10 loss related to an equity investment. The 2nd quarter 2014 includes a $0.14 charge related to severance and certain investment management funds. The 3rd quarter 2014 includes a $0.27 gain related to the sale of an investment in Wing Hang Bank, $0.18 related to a gain on the sale of the One Wall Street building and a $0.16 charge related to litigation and restructuring. The 4th quarter 2014 includes a $0.13 benefit primarily related to a tax carryback claim, and a $0.53 charge related to litigation and restructuring. The 2nd quarter 2015 includes a $0.03 charge related to litigation and restructuring. The 4th quarter 2015 includes an $0.11 charge for the impairment charge related to a recent court decision, litigation and restructuring charges.

(e) Non-GAAP excludes gain (loss) related to an equity investment, net (loss) income attributable to noncontrolling interests of consolidated investment management funds, the gains on the sales of our investment in Wing Hang Bank and the One Wall Street building, M&I, litigation and restructuring charges (recoveries), the impairment charge related to a recent court decision, a charge (recovery) related to investment management funds, net of incentives, amortization of intangible assets, and the benefit primarily related to a tax carryback claim, if applicable. See "Supplemental information - Explanation of GAAP and Non-GAAP financial measures" beginning on page 24 of the Quarterly Earnings Release dated January 21, 2016, for the fourth quarter of 2015 (the "Quarterly Earnings Release"), furnished as an exhibit to the Current Report on Form 8-K to which these Quarterly Financial Trends are furnished as an exhibit.

(f) Includes fee revenue, net interest revenue and income from consolidated investment management funds, net of net loss (income) attributable to noncontrolling interests.
Note: See pages 4 through 7 for additional details of revenue/expense items impacting consolidated results.
N/M - Not meaningful

3

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE - 12 Quarter Trend

	2013				2014				2015
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Investment services fees:
Asset servicing	$930	$938	$929	$953	$971	$976	$988	$982	$995	$1,011	$1,019	$986
Securities lending	39	50	35	31	38	46	37	37	43	49	38	46
Issuer services	237	294	322	237	229	231	315	193	232	234	313	199
Clearing services	304	321	315	324	325	326	337	347	344	347	345	339
Treasury services	141	139	137	137	136	141	142	145	137	144	137	137
Total investment services fees	1,651	1,742	1,738	1,682	1,699	1,720	1,819	1,704	1,751	1,785	1,852	1,707
Investment management and performance fees (a)	822	848	821	904	843	883	881	885	867	878	829	864
Foreign exchange and other trading revenue	161	207	160	146	136	130	153	151	229	187	179	173
Distribution and servicing	49	45	43	43	43	43	44	43	41	39	41	41
Financing-related fees	41	44	44	43	38	44	44	43	40	58	71	51
Investment and other income (a)	88	285	151	(43)	102	142	890	78	60	104	59	93
Total fee revenue (a)	$2,812	$3,171	$2,957	$2,775	$2,861	$2,962	$3,831	2,904	2,988	3,051	3,031	2,929
Net securities gains	48	32	22	39	22	18	20	31	24	16	22	21
Total fee and other revenue (a)	$2,860	$3,203	$2,979	$2,814	$2,883	$2,980	$3,851	$2,935	$3,012	$3,067	$3,053	$2,950
Fee revenue as a percentage of total revenue - excluding net securities gains	79%	79%	79%	78%	79%	79%	83%	79%	79%	79%	80%	79%

(a) The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).

4

THE BANK OF NEW YORK MELLON CORPORATION - Average Balances and Interest Rates

	2013								2014
(dollar amounts in millions)	March 31		June 30		September 30		December 31		March 31		June 30
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$40,967	0.70%	$42,772	0.64%	$41,597	0.66%	$39,563	0.71%	$41,617	0.71%	$41,424	0.74%
Interest-bearing deposits with Federal Reserve & other central banks	63,240	0.20	55,911	0.22	65,704	0.23	83,232	0.23	74,399	0.25	85,546	0.26
Federal funds sold and securities purchased under resale agreements	7,478	0.54	7,878	0.52	8,864	0.56	9,403	0.61	11,118	0.61	13,387	0.58
Margin loans	13,346	1.17	13,906	1.14	14,653	1.10	15,224	1.08	15,840	1.07	17,050	1.05
Non-margin loans:
Domestic offices	21,358	2.38	21,689	2.40	21,378	2.40	22,538	2.28	22,002	2.31	22,566	2.30
Foreign offices	11,575	1.36	12,318	1.32	12,225	1.31	13,006	1.22	13,805	1.26	13,833	1.34
Total non-margin loans	32,933	2.02	34,007	2.01	33,603	2.01	35,544	1.89	35,807	1.90	36,399	1.94
Securities
U.S. government obligations	18,814	1.54	19,887	1.62	16,540	1.76	13,418	1.96	17,213	1.61	17,462	1.63
U.S. government agency obligations	42,397	1.85	47,631	1.80	45,745	2.02	43,465	2.00	42,710	1.87	43,167	1.67
Obligations of states and political subdivisions	6,194	2.38	6,377	2.26	6,518	2.47	6,757	2.76	6,691	2.50	6,473	2.58
Other securities	34,507	2.03	33,243	1.93	32,403	1.92	33,000	1.78	33,920	1.64	34,318	1.55
Trading securities	5,878	2.40	6,869	2.33	5,523	2.83	6,173	2.82	5,217	2.60	5,532	2.19
Total securities	107,790	1.91	114,007	1.86	106,729	2.02	102,813	1.97	105,751	1.83	106,952	1.71
Total interest-earning assets	265,754	1.26	268,481	1.27	271,150	1.28	285,779	1.21	284,532	1.17	300,758	1.10
Allowance for loan losses	(264)		(237)		(212)		(207)		(210)		(197)
Cash and due from banks	4,534		5,060		6,400		6,623		5,886		5,064
Other assets	52,137		52,627		52,549		52,434		53,430		52,182
Total Asset Consol VIE FAS 167	11,503		11,524		11,863		11,506		11,354		11,405
Total Assets	$333,664		$337,455		$341,750		$356,135		$354,992		$369,212

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$8,778	0.19%	$8,183	0.22%	$8,626	0.16%	$11,042	0.12%	$9,333	0.11%	$7,583	0.13%
Savings	819	0.29	897	0.24	1,015	0.25	993	0.25	1,034	0.25	1,185	0.27
Other time deposits	39,091	0.05	41,706	0.04	41,546	0.04	41,523	0.04	41,544	0.04	42,824	0.04
Foreign offices	99,040	0.08	100,433	0.07	102,360	0.07	103,462	0.06	101,075	0.06	111,082	0.06
Total interest-bearing deposits	147,728	0.08	151,219	0.07	153,547	0.06	157,020	0.06	152,986	0.06	162,674	0.06
Federal funds purchased and securities sold under repurchase agreements	9,187	(0.12)	9,206	(0.28)	12,164	(0.12)	13,155	(0.10)	14,505	(0.13)	19,030	(0.05)
Trading Liabilities	2,552	1.35	3,036	1.40	2,325	1.69	2,534	1.42	1,978	1.59	2,993	0.97
Other borrowed funds	1,397	0.76	1,443	0.19	2,233	0.19	2,378	0.42	1,137	0.47	3,242	0.23
Payables to customers and broker-dealers	9,019	0.09	9,073	0.08	8,659	0.09	9,400	0.09	8,883	0.09	8,916	0.09
Long-term debt	18,878	1.18	19,002	0.94	19,025	1.00	19,501	1.05	20,420	1.09	20,361	1.16
Total interest-bearing liabilities	188,761	0.20	192,979	0.16	197,953	0.16	203,988	0.17	199,909	0.17	217,216	0.17
Total noninterest-bearing deposits	70,337		70,648		72,075		79,999		81,430		77,820
Other liabilities	27,416		26,779		24,380		23,546		24,608		24,854
VIE Liabilities & Obligations FAS 167	10,186		10,242		10,466		10,283		10,128		10,180
Total Shareholders' Equity	35,966		35,817		35,826		37,260		37,851		38,127
Noncontrolling interest	998		990		1,050		1,059		1,066		1,015
Total liabilities and shareholders' equity	$333,664		$337,455		$341,750		$356,135		$354,992		$369,212
Net interest margin - Taxable equivalent basis		1.11%		1.15%		1.16%		1.09%		1.05%		0.98%
Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

5

THE BANK OF NEW YORK MELLON CORPORATION - Average Balances and Interest Rates (continued)

.

	2014				2015
(dollar amounts in millions)	September 30		December 31		March 31		June 30		September 30		December 31
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$34,882	0.66%	$24,623	0.49%	$22,071	0.56%	$20,235	0.56%	$20,549	0.45%	$19,301	0.45%
Interest-bearing deposits with Federal Reserve & other central banks	88,713	0.23	97,440	0.22	81,160	0.23	81,846	0.21	84,175	0.20	84,880	0.18
Federal funds sold and securities purchased under resale agreements	15,683	0.61	18,536	0.56	20,416	0.59	23,545	0.61	25,366	0.61	24,147	0.69
Margin loans	18,108	1.04	18,897	1.01	20,051	1.00	20,467	1.01	19,839	1.05	19,321	1.09
Non-margin loans:
Domestic offices	23,826	2.20	25,103	2.20	25,256	2.14	26,716	2.06	27,411	2.15	27,751	2.06
Foreign offices	12,901	1.30	12,844	1.21	12,628	1.24	13,893	1.19	14,407	1.13	14,892	1.17
Total non-margin loans	36,727	1.88	37,947	1.86	37,884	1.84	40,609	1.77	41,818	1.80	42,643	1.75
Securities
U.S. government obligations	23,067	1.38	24,331	1.48	27,454	1.38	28,331	1.42	23,935	1.52	23,955	1.53
U.S. government agency obligations	46,186	1.67	49,106	1.70	52,744	1.68	56,332	1.77	55,624	1.76	55,441	1.81
Obligations of states and political subdivisions	5,830	2.54	5,305	2.61	5,213	2.64	5,021	2.67	4,465	2.81	4,164	2.80
Other securities	36,972	1.37	38,501	1.23	38,065	1.33	38,957	1.24	37,164	1.28	35,972	1.25
Trading securities	5,435	2.36	3,922	2.64	3,046	2.46	3,253	2.63	2,737	2.74	2,786	2.79
Total securities	117,490	1.59	121,165	1.58	126,522	1.57	131,894	1.59	123,925	1.63	122,318	1.65
Total interest-earning assets	311,603	1.05	318,608	1.02	308,104	1.07	318,596	1.08	315,672	1.08	312,610	1.08
Allowance for loan losses	(187)		(186)		(191)		(190)		(184)		(181)
Cash and due from banks	6,225		4,715		6,204		6,785		6,140		5,597
Other assets (a)	52,526		52,472		51,966		50,808		49,700		48,849
Total Asset Consol VIE FAS 167 (a)	10,242		9,623		2,328		2,280		2,125		1,715
Total Assets (a)	$380,409		$385,232		$368,411		$378,279		$373,453		$368,590

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$7,886	0.14%	$8,869	0.12%	$10,021	0.12%	$10,322	0.13%	$10,623	0.13%	$9,292	0.12%
Savings	1,258	0.28	1,262	0.30	1,429	0.30	1,326	0.27	1,279	0.27	1,217	0.27
Other time deposits	41,248	0.04	41,507	0.04	43,259	0.04	46,807	0.03	43,529	0.04	43,061	0.03
Foreign offices	113,841	0.05	111,511	0.02	104,811	0.03	112,261	—	114,322	—	106,764	—
Total interest-bearing deposits	164,233	0.06	163,149	0.03	159,520	0.04	170,716	0.02	169,753	0.02	160,334	0.01
Federal funds purchased and securities sold under repurchase agreements	20,620	(0.07)	20,285	(0.05)	13,877	(0.09)	16,732	(0.02)	14,796	(0.04)	20,349	(0.03)
Trading Liabilities	2,806	0.84	1,024	1.44	795	1.07	632	1.84	475	1.42	638	1.34
Other borrowed funds	4,587	0.15	5,270	0.25	2,108	0.50	3,795	0.37	2,823	0.35	733	1.13
Payables to customers and broker-dealers	9,705	0.10	10,484	0.08	10,932	0.07	11,234	0.07	11,504	0.06	12,904	0.06
Long-term debt	20,429	1.12	21,187	1.27	20,199	1.21	20,625	0.99	21,070	1.21	21,418	1.19
Total interest-bearing liabilities	222,380	0.16	221,399	0.16	207,431	0.15	223,734	0.12	220,421	0.14	216,376	0.14
Total noninterest-bearing deposits	82,334		85,330		89,592		84,890		85,046		85,878
Other liabilities	27,369		30,743		32,341		29,840		27,880		26,530
VIE Liabilities & Obligations FAS 167 (a)	8,879		8,101		1,004		857		841		629
Total Shareholders' Equity	38,313		38,421		37,048		37,829		38,140		38,216
Noncontrolling interest (a)	1,134		1,238		995		1,129		1,125		961
Total liabilities and shareholders' equity (a)	$380,409		$385,232		$368,411		$378,279		$373,453		$368,590
Net interest margin - Taxable equivalent basis		0.94%		0.91%		0.97%		1.00%		0.98%		0.99%
(a) The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).
Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

6

THE BANK OF NEW YORK MELLON CORPORATION
NONINTEREST EXPENSE - 12 Quarter Trend

	2013				2014				2015
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Staff:
Compensation	$885	$891	$915	$929	$925	$903	$909	$893	$871	$877	$905	$927
Incentives	338	364	339	343	359	313	340	319	425	349	326	315
Employee benefits	249	254	262	250	227	223	228	206	189	208	206	239
Total staff	1,472	1,509	1,516	1,522	1,511	1,439	1,477	1,418	1,485	1,434	1,437	1,481
Professional, legal and other purchased services	295	317	296	344	312	314	323	390	302	299	301	328
Software and equipment	228	238	226	241	237	236	234	235	228	228	226	225
Net occupancy	163	159	153	154	154	152	154	150	151	149	152	148
Distribution and servicing	106	111	108	110	107	112	107	102	98	96	95	92
Business development	68	90	63	96	64	68	61	75	61	72	59	75
Sub-custodian	64	77	71	68	68	81	67	70	70	75	65	60
Other	307	215	249	258	223	347	250	211	242	250	268	201
Amortization of intangible assets	86	93	81	82	75	75	75	73	66	65	66	64
Merger & integration, litigation and restructuring charges	39	13	16	2	(12)	122	220	800	(3)	59	11	18
Total noninterest expense	$2,828	$2,822	$2,779	$2,877	$2,739	$2,946	$2,968	$3,524	$2,700	$2,727	$2,680	$2,692

Memo:
Total noninterest expense excluding M&I, litigation, restructuring, amortization of intangible assets and the charge (recovery) related to investment management funds, net of incentives - Non-GAAP	$2,664	$2,743	$2,682	$2,793	$2,681	$2,640	$2,673	$2,651	$2,637	$2,603	$2,603	$2,610

Full-time employees at period-end	49,700	49,800	50,800	51,100	51,400	51,100	50,900	50,300	50,500	50,700	51,300	51,200

7

THE BANK OF NEW YORK MELLON CORPORATION
ASSETS UNDER MANAGEMENT, CUSTODY AND/OR ADMINISTRATION AND SECURITIES LENDING - 12 Quarter Trend

	2013				2014				2015
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Assets under management at period-end: (a)
Institutional	$915	$945	$1,016	$1,047	$1,092	$1,084	$1,106	$1,164	$1,188	$1,163	$1,129	$1,126
Mutual Funds	404	377	407	426	415	440	430	438	445	454	419	421
Private Client	79	79	82	84	85	85	84	84	84	83	77	78
Assets under management	$1,398	$1,401	$1,505	$1,557	$1,592	$1,609	$1,620	$1,686	$1,717	$1,700	$1,625	$1,625	(b)

AUM at period-end, by product type: (a)
Equity	17%	17%	18%	17%	17%	17%	16%	15%	15%	15%	14%	14%
Fixed income	14	14	13	13	13	13	13	12	12	13	13	13
Index	19	20	20	21	21	22	21	21	22	21	20	20
Liability-driven investments (c)	25	25	26	26	27	27	28	30	30	30	32	32
Alternative investments	5	4	4	4	4	4	4	4	4	4	4	4
Cash	20	20	19	19	18	17	18	18	17	17	17	17
Total AUM	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	(b)

Assets under custody and/or administration at period-end (in trillions) (d)	$26.3	$26.2	$27.4	$27.6	$27.9	$28.5	$28.3	$28.5	$28.5	$28.6	$28.5	$28.9	(b)
Market value of securities on loan at period-end (e)	$244	$255	$255	$235	$264	$280	$282	$289	$291	$283	$288	$277
Key Market Metrics
S&P 500 Index (f)	1569	1606	1682	1848	1872	1960	1972	2059	2068	2063	1920	2044
S&P 500 Index - daily average	1514	1609	1675	1769	1835	1900	1976	2009	2064	2102	2027	2052
FTSE 100 Index (f)	6412	6215	6462	6749	6598	6744	6623	6566	6773	6521	6062	6242
FTSE 100 Index-daily average	6300	6438	6530	6612	6680	6764	6756	6526	6793	6920	6399	6271
MSCI World Index (f)	1435	1434	1544	1661	1674	1743	1698	1710	1741	1736	1582	1663
MSCI World Index-daily average	1405	1463	1511	1602	1647	1698	1733	1695	1726	1780	1691	1677
Barclays Capital Global Aggregate BondSM Index (f)(g)	356	343	356	354	365	376	361	357	348	342	346	342
NYSE & NASDAQ Share Volume (in billions)	174	186	166	179	196	187	173	198	187	185	206	198
JP Morgan G7 Volatility Index - daily average (h)	9.02	9.84	9.72	8.20	7.80	6.22	6.21	8.54	10.40	10.06	9.93	9.49
Average Fed Funds effective rate	0.14%	0.12%	0.09%	0.09%	0.07%	0.09%	0.09%	0.10%	0.11%	0.13%	0.13%	0.16%
Foreign exchange rates vs. U.S. dollar:
British pound - average rate	$1.55	$1.54	$1.55	$1.62	$1.66	$1.68	$1.67	$1.58	$1.51	$1.53	$1.55	$1.52
Euro - average rate	1.32	1.31	1.32	1.36	1.37	1.37	1.33	1.25	1.13	1.11	1.11	1.10
(a) Excludes securities lending cash management assets and assets managed in the Investment Services business. Also excludes assets under management related to Newton's private client business that was sold in September 2013. In Q315, prior period AUM was restated to reflect the reclassification of Meriten from the Investment Management business to the Other segment.

(b) Preliminary.
(c) Includes currency overlay assets under management.
(d) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at March 31, 2013, $1.1 trillion at June 30, 2013, $1.2 trillion at Sept. 30, 2013, Dec. 31, 2013, March 31, 2014, June 30, 2014 and Sept. 30, 2014, $1.1 trillion at Dec. 31, 2014, March 31, 2015, and June 30, 2015, and $1.0 trillion at Sept. 30, 2015 and Dec. 31, 2015.

(e) Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent, beginning in the fourth quarter of 2013, on behalf of CIBC Mellon clients, which totaled $62 billion at Dec. 31, 2013, $66 billion at March 31, 2014, $64 billion at June 30, 2014, $65 billion at Sept. 30, 2014 and Dec. 31, 2014, $69 billion at March 31, 2015, $68 billion at June 30, 2015, $61 billion at Sept. 30, 2015, and $55 billion at Dec. 31, 2015.

(f) Period end.
(g) Unhedged in U.S. dollar terms.
(h) The JP Morgan G7 Volatility Index is based on the implied volatility in 3-month currency options.

8

THE BANK OF NEW YORK MELLON CORPORATION
ASSETS UNDER MANAGEMENT NET FLOWS - 12 Quarter Trend

	2013				2014				2015
(dollar amounts in billions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Assets under management at beginning of period (a)	$1,349	$1,398	$1,401	$1,505	$1,557	$1,592	1,609	$1,620	$1,686	$1,717	$1,700	$1,625

Net inflows (outflows):
Long-term:
Equity	1	1	3	(5)	(1)	(5)	(2)	(5)	(5)	(13)	(4)	(9)
Fixed income	4	2	(1)	6	—	—	—	4	3	(2)	(3)	1
Index	13	8	2	(3)	—	7	(3)	1	8	(9)	(10)	(16)
Liability-driven investments (b)	22	11	27	5	20	(17)	19	24	8	5	11	11
Alternative investments	—	(1)	2	1	2	2	—	2	1	3	1	2
Total long-term inflows (outflows)	40	21	33	4	21	(13)	14	26	15	(16)	(5)	(11)
Short-term:
Cash	(13)	(1)	13	6	(7)	(17)	18	6	1	(11)	(10)	2
Total net inflows (outflows)	27	20	46	10	14	(30)	32	32	16	(27)	(15)	(9)

Net market / currency impact / acquisition	22	(17)	58	42	21	47	(21)	34	15	10	(60)	9

Assets under management at end of period (a)	$1,398	$1,401	$1,505	$1,557	$1,592	$1,609	$1,620	$1,686	$1,717	$1,700	$1,625	$1,625	(c)

(a) Excludes securities lending cash management assets and assets managed in the Investment Services business. Also excludes assets under management related to Newton's private client business that was sold in September 2013. In Q315, prior period AUM was restated to reflect the reclassification of Meriten from the Investment Management business to the Other segment.

(b) Includes currency overlay assets under management.
(c) Preliminary.

9

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT MANAGEMENT BUSINESS - 12 Quarter Trend

	2013				2014				2015
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment management fees:
Mutual funds	$299	$299	$293	$303	$299	$311	$315	$306	$301	$312	$301	$294
Institutional clients	347	354	356	371	359	373	370	364	365	363	347	350
Wealth management	143	146	145	149	153	156	158	157	159	160	156	155
Total investment management fees	789	799	794	823	811	840	843	827	825	835	804	799
Performance fees	15	33	10	72	20	29	22	40	15	20	7	55
Investment management and performance fees	804	832	804	895	831	869	865	867	840	855	811	854
Distribution and servicing	45	42	40	40	39	39	40	39	38	38	37	39
Other (a)	16	24	24	42	15	47	15	6	45	20	(2)	25
Total fee and other revenue (a)	865	898	868	977	885	955	920	912	923	913	846	918
Net interest revenue	63	62	67	68	70	66	69	69	74	78	83	84
Total revenue	928	960	935	1,045	955	1,021	989	981	997	991	929	1,002
Noninterest expense (ex. intangible amortization and the charge (recovery) related to investment management funds, net of incentives)	646	680	677	745	683	713	715	716	710	703	668	691
Income before taxes (ex. intangible amortization and the charge (recovery) related to investment management funds)	282	280	258	300	272	308	274	265	287	288	261	311
Charge (recovery) related to investment management funds, net of incentives	39	(27)	—	—	(5)	109	—	—	—	—	—	—
Amortization of intangible assets	38	37	34	34	30	30	29	29	24	25	24	24
Income before taxes	$205	$270	$224	$266	$247	$169	$245	$236	$263	$263	$237	$287

Average assets	$38,615	$37,828	$38,567	$38,668	$39,333	$37,619	$36,542	$37,163	$31,361	$30,414	$30,960	$30,982

Assets under management at period-end (in billions) (b)	$1,398	$1,401	$1,505	$1,557	$1,592	$1,609	$1,620	$1,686	$1,717	$1,700	$1,625	$1,625	(c)

Pre-tax operating margin	22%	28%	24%	25%	26%	17%	25%	24%	26%	27%	26%	29%
Adjusted pre-tax operating margin (d)	36%	35%	33%	34%	35%	36%	33%	33%	34%	34%	34%	36%

(a)  Total fee and other revenue includes the impact of the consolidated investment management funds, net of non-controlling interests. See "Supplemental information - Explanation of GAAP and Non-GAAP financial measures" beginning on page 24 of the Quarterly Earnings Release for the reconciliation of Non-GAAP measures. Additionally, other revenue includes asset servicing, treasury services, foreign exchange and other trading revenue and investment and other income.

(b)  Excludes securities lending cash management assets and assets managed in the Investment Services business. Also excludes assets under management related to Newton's private client business that was sold in September 2013. In Q315, prior period AUM was restated to reflect the reclassification of Meriten from the Investment Management business to the Other segment.

(c) Preliminary.
(d)  Excludes the net negative impact of money market fee waivers, amortization of intangible assets and the charge (recovery) related to investment management funds net of incentives, and is net of distribution and servicing expense. See "Supplemental information - Explanation of GAAP and Non-GAAP financial measures" beginning on page 24 of the Quarterly Earnings Release for the reconciliation of Non-GAAP measures.

10

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS - 12 Quarter Trend

	2013				2014				2015
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment services fees
Asset servicing fees - ex. securities lending	$912	$922	$913	$936	$955	$958	$971	$964	$979	$995	$1,001	$969
Securities lending revenue	31	39	26	21	30	35	27	28	34	40	30	36
Issuer services	236	294	321	236	228	231	314	193	231	234	312	199
Clearing services	302	320	314	322	323	324	336	346	342	346	345	337
Treasury services	137	135	135	137	134	140	139	142	135	141	135	135
Total investment services fees	1,618	1,710	1,709	1,652	1,670	1,688	1,787	1,673	1,721	1,756	1,823	1,676
Foreign Exchange and other trading revenue	173	193	177	150	158	145	159	165	209	179	177	148
Other (a)	70	67	63	58	59	86	59	70	63	85	87	102
Total fee and other revenue	1,861	1,970	1,949	1,860	1,887	1,919	2,005	1,908	1,993	2,020	2,087	1,926
Net interest revenue	653	633	619	609	590	593	583	573	599	636	628	632
Total revenue	2,514	2,603	2,568	2,469	2,477	2,512	2,588	2,481	2,592	2,656	2,715	2,558
Provision for credit losses	1	—	—	—	—	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	1,792	1,828	1,764	1,820	1,778	1,823	1,831	2,509	1,794	1,840	1,822	1,765
Income before taxes (ex. intangible amortization)	721	775	804	649	699	689	757	(28)	798	816	893	793
Amortization of intangible assets	46	55	46	47	44	44	44	43	41	40	41	40
Income before taxes	$675	$720	$758	$602	$655	$645	$713	$(71)	$757	$776	$852	$753

Average loans	$26,697	$27,814	$27,865	$31,211	$31,468	$33,115	$33,785	$35,448	$37,699	$38,264	$38,025	$36,960
Average assets	$240,187	$244,802	$246,252	$258,296	$258,472	$264,228	$266,466	$276,615	$285,012	$290,102	$282,159	$278,364
Average deposits	$200,222	$204,499	$206,068	$216,216	$214,947	$220,701	$221,734	$228,282	$234,183	$237,193	$230,153	$226,774

Pre-tax operating margin	27%	28%	30%	24%	26%	26%	28%	(3)%	29%	29%	31%	29%
Pre-tax operating margin (ex. intangible amortization)	29%	30%	31%	26%	28%	27%	29%	(1)%	31%	31%	33%	31%

Investment services fees as a percentage of noninterest expense (b)	92%	94%	97%	90%	93%	93%	100%	93%	96%	98%	101%	96%

Assets under custody and/or administration at period-end (in trillions) (c)	$26.3	$26.2	$27.4	$27.6	$27.9	$28.5	$28.3	$28.5	$28.5	$28.6	$28.5	$28.9	(d)

Market value of securities on loan at period-end (in billions) (e)	$244	$255	$255	$235	$264	$280	$282	$289	$291	$283	$288	$277

(a) Other revenue includes investment management fees, financing-related fees, distribution and servicing revenue, and investment and other income.
(b) Noninterest expense excludes amortization of intangible assets and litigation expense.
(c) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at March 31, 2013, $1.1 trillion at June 30, 2013, $1.2 trillion at Sept. 30, 2013, Dec. 31, 2013, March 31, 2014, June 30, 2014 and Sept. 30, 2014, $1.1 trillion at Dec. 31, 2014, March 31, 2015, and June 30, 2015, and $1.0 trillion at Sept.30, 2015 and Dec. 31, 2015.

(d) Preliminary.
(e) Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent, beginning in the fourth quarter of 2013, on behalf of CIBC Mellon clients, which totaled $62 billion at Dec. 31, 2013, $66 billion at March 31, 2014, $64 billion at June 30, 2014, $65 billion at Sept. 30, 2014 and Dec. 31, 2014, $69 billion at March 31, 2015, $68 billion at June 30, 2015, $61 billion at Sept. 30, 2015, and $55 billion at Dec. 31, 2015.

11

THE BANK OF NEW YORK MELLON
OTHER SEGMENT- 12 Quarter Trend

	2013 (a)				2014				2015
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Revenue:
Fee and other revenue (a)	$168	$361	$186	$(4)	$127	$135	$942	$133	$117	$137	$103	$117
Net interest revenue	3	62	86	84	68	60	69	70	55	65	48	44
Total revenue (a)	171	423	272	80	195	195	1,011	203	172	202	151	161
Provision for credit loss	(25)	(19)	2	6	(18)	(12)	(19)	1	2	(6)	1	163
Noninterest expense (ex. amortization of intangible assets M&I and restructuring charges)	260	245	243	217	208	106	290	226	134	110	125	174
Income (loss) before taxes (ex. M&I and restructuring charges) (a)	$(64)	$197	$27	$(143)	$5	$101	$740	$(24)	$36	$98	$25	$(176)
Amortization of intangible assets	2	1	1	1	1	1	2	1	1	—	1	—
M&I and restructuring charges (recoveries)	5	3	14	13	—	120	57	—	(4)	8	(2)	(4)
Income (loss) before taxes (a)	$(71)	$193	$12	$(157)	$4	$(20)	$681	$(25)	$39	$90	$26	$(172)

Average loans and leases	$10,610	$10,846	$10,938	$9,802	$10,104	$9,962	$10,278	$10,272	$8,602	$10,514	$10,853	$11,557
Average assets	$54,862	$54,825	$56,931	$59,171	$57,187	$67,365	$77,401	$71,454	$52,038	$57,763	$60,334	$59,244

(a) In the first quarter of 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

12

THE BANK OF NEW YORK MELLON CORPORATION BUSINESSES

	Investment Management			Investment Services			Other						Consolidated Results
(dollar amounts in millions unless otherwise noted)	2015	2014	2013	2015	2014	2013	2015		2014		2013		2015		2014		2013
Revenue:
Investment services fees
Asset servicing	$102	$106	$104	$4,084	$3,968	$3,800	$1		$1		$1		$4,187		$4,075		$3,905
Issuer services	—	—	—	976	966	1,087	2		2		3		978		968		1,090
Clearing services	—	—	—	1,370	1,329	1,258	5		6		6		1,375		1,335		1,264
Treasury services	9	9	2	546	555	544	—		—		8		555		564		554
Total investment services fees	111	115	106	6,976	6,818	6,689	8		9		18		7,095		6,942		6,813
Investment management fees	3,263	3,321	3,205	70	74	63	22		48		77		3,355		3,443		3,345
Performance fees	97	111	130	—	—	—	1		4		—		98		115		130
Foreign exchange and other trading revenue	(13)	(23)	8	713	627	693	68		(34)		(27)		768		570		674
Distribution and servicing	152	157	167	10	11	8	—		5		5		162		173		180
Financing-related fees	(1)	1	5	94	50	44	127		118		123		220		169		172
Investment and other income	(10)	(11)	(19)	163	139	142	166	(a)	1,097	(a)	381	(a)	319	(a)	1,225	(a)	504	(a)
Total fee revenue	3,599	3,671	3,602	8,026	7,719	7,639	392	(a)	1,247	(a)(b)	577	(a)(b)	12,017	(a)(b)	12,637	(a)(b)	11,818	(a)(b)
Net securities gains (losses)	1	1	6	—	—	1	82		90		134		83		91		141
Total fee and other revenue	3,600	3,672	3,608	8,026	7,719	7,640	474	(a)	1,337	(a)(b)	711	(a)(b)	12,100	(a)(b)	12,728	(a)(b)	11,959	(a)(b)
Net interest revenue (expense)	319	274	260	2,495	2,339	2,514	212		267		235		3,026		2,880		3,009
Total revenue	3,919	3,946	3,868	10,521	10,058	10,154	686	(a)	1,604	(a)	946	(a)	15,126	(a)	15,608	(a)	14,968	(a)
Provision for credit losses	—	—	—	—	—	1	160		(48)		(36)		160		(48)		(35)
Noninterest expenses (ex. intangible amortization)	2,772	2,931	2,760	7,221	7,941	7,204	541		1,007		1,000		10,534		11,879		10,964
Income (loss) before taxes (ex. intangible amortization)	1,147	1,015	1,108	3,300	2,117	2,949	(15)	(a)	645	(a)(b)	(18)	(a)(b)	4,432	(a)(b)	3,777	(a)(b)	4,039	(a)(b)
Amortization of intangible assets	97	118	143	162	175	194	2		5		5		261		298		342
Income (loss) before taxes and noncontrolling interest	$1,050	$897	$965	$3,138	$1,942	$2,755	$(17)	(a)	$640	(a)(b)	$(23)	(a)(b)	$4,171	(a)(b)	$3,479	(a)(b)	$3,697	(a)(b)

Average loans	$12,545	$10,589	$9,361	$37,736	$33,466	$28,407	$10,391		$10,155		$10,548		$60,672		$54,210		$48,316
Average assets	$30,928	$37,655	$38,420	$283,886	$266,495	$247,431	$57,373		$68,416		$56,460		$372,187		$372,566		$342,311
Average deposits	$15,160	$14,154	$13,753	$232,050	$221,453	$206,793	$4,224		$6,932		$5,150		$251,434		$242,539		$225,696

Assets under management at period-end (in billions) (c)	$1,625	$1,686	$1,557	$—	$—	$—	$—		$—		$—		$1,625		$1,686		$1,557
Assets under custody and/or administration at period-end (in trillions) (d)	$—	$—	$—	$28.9	$28.5	$27.6	$—		$—		$—		$28.9		$28.5		$27.6
Market value of securities on loan at period-end (in billions) (e)	$—	$—	$—	$277	$289	$235	$—		$—		$—		$277		$289		$235

Pre-tax operating margin - GAAP	27%	23%	25%	30%	19%	27%	N/M		N/M		N/M		29%		22%		25%

Memo:
Securities Lending Revenue													$176		$158		$155

(a) In the first quarter of 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

(b) Total fee and other revenue and income before taxes for the years 2013, 2014 and 2015 include income from consolidated investment management funds of $183 million, $163 million and $86 million, respectively, net of income attributable to noncontrolling interests of $80 million, $84 million and $64 million respectively. The net of these income statement line items of $103 million, $79 million and $18 million, respectively, are included above in fee and other revenue. The year 2015 includes a loss attributable to noncontrolling interest of $4 million related to other consolidated subsidiaries.

(c) Excludes securities lending cash management assets and assets managed in the Investment Services business. Also excludes assets under management related to Newton's private client business that was sold in September 2013. In 3Q15, prior period AUM was restated to reflect the reclassification of Meriten from the Investment Management business to the Other segment.

(d) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at Dec. 31, 2013, $1.1 trillion at Dec. 31, 2014 and $1.0 trillion at Dec. 31, 2015.

(e) Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent, beginning in the fourth quarter of 2013, on behalf of CIBC Mellon clients, which totaled $62 billion at Dec. 31, 2013, $65 billion at Dec. 31, 2014, and $55 billion at Dec. 31, 2015.

Note: See pages 10 through 12 for businesses results.
N/M - Not meaningful

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THE BANK OF NEW YORK MELLON CORPORATION
NONPERFORMING ASSETS - 12 Quarter Trend

	2013				2014				2015
(dollar amounts in millions)	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30	Sep 30	Dec 31

Nonperforming loans:
Other residential mortgages	$148	$135	$128	$117	$107	$105	$113	$112	$111	$110	$103	$102
Wealth management loans and mortgages	30	13	12	11	12	12	13	12	12	11	12	11
Commercial real estate	17	18	4	4	4	4	4	1	1	1	1	2
Commercial	24	24	15	15	13	13	13	—	—	—	—	—
Foreign	9	9	9	6	7	4	—	—	—	—	—	—
Financial institutions	3	2	1	—	—	—	—	—	—	—	—	171

Total nonperforming loans	231	201	169	153	143	138	143	125	124	122	116	286
Other assets owned	3	3	3	3	3	4	4	3	4	5	7	6

Total nonperforming assets (a)	$234	$204	$172	$156	$146	$142	$147	$128	$128	$127	$123	$292

Nonperforming assets ratio	0.48%	0.41%	0.34%	0.30%	0.27%	0.24%	0.26%	0.22%	0.21%	0.20%	0.20%	0.46%
Nonperforming assets ratio excluding margin loans	0.65%	0.57%	0.49%	0.43%	0.39%	0.34%	0.37%	0.33%	0.30%	0.30%	0.28%	0.67%

Allowance for loan losses/nonperforming loans	102.6	105.5	121.9	137.3	138.5	135.5	133.6	152.8	153.2	150.0	156.0	54.9
Allowance for loan losses/nonperforming assets	101.3	103.9	119.8	134.6	135.6	131.7	129.9	149.2	148.4	144.1	147.2	53.8
Total allowance for credit losses/nonperforming loans	155.0	167.7	200.6	224.8	228.0	225.4	201.4	224.0	228.2	227.9	241.4	96.2
Total allowance for credit losses/nonperforming assets	153.0	165.2	197.1	220.5	221.8	219.0	195.9	218.8	221.1	218.9	227.6	94.2

(a) Loans of consolidated investment management funds are not part of BNY Mellon's loan portfolio. Included in the loans of consolidated investment management funds are nonperforming loans for the 1st through 4th quarters of 2013 of $161 million, $44 million, $31 million, and $16 million, respectively, and for the 1st through 4th quarters of 2014 of $74 million, $68 million, $79 million, and $53 million, respectively. These loans are recorded at fair value and therefore do not impact the provision for credit losses and allowance for loan losses, and accordingly are excluded from the nonperforming assets table above. In 2Q15, BNY Mellon adopted the new accounting guidance included in ASU 2015-02, Consolidations. As a result, we deconsolidated substantially all of the loans of consolidated investment management funds retroactively to Jan.1, 2015.

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THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS - 12 Quarter Trend

	2013				2014				2015
(dollar amounts in millions)	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30	Sep 30	Dec 31

Allowance for credit losses:
Allowance for credit losses	$266	$237	$212	$206	$210	$198	$187	$191	$191	$190	$183	$181
Allowance for lending-related commitments	121	121	125	133	134	128	124	97	89	93	95	99
Allowance for credit losses - beginning of period	387	358	337	339	344	326	311	288	280	283	278	280

Net (charge-offs)
Charge-offs	(5)	(3)	(2)	(6)	(1)	(4)	(5)	(10)	—	—	—	(170)
Recoveries	—	1	2	5	1	1	1	1	1	1	1	2
Total Net (charge-offs)	(5)	(2)	—	(1)	—	(3)	(4)	(9)	1	1	1	(168)

Provision for credit losses	(24)	(19)	2	6	(18)	(12)	(19)	1	2	(6)	1	163

Allowance for credit losses - end of period	358	337	339	344	326	311	288	280	283	278	280	275
Allowance for loan losses
Allowance for loan losses	$237	$212	$206	$210	$198	$187	$191	$191	$190	$183	$181	$157
Allowance for lending-related commitments	121	125	133	134	128	124	97	89	93	95	99	118
Allowance for credit losses - end of period	358	337	339	344	326	311	288	280	283	278	280	275

Allowance for loan losses as a percentage of total loans	0.48%	0.42%	0.41%	0.41%	0.37%	0.32%	0.33%	0.32%	0.31%	0.29%	0.29%	0.25%

15

THE BANK OF NEW YORK MELLON CORPORATION
Quarterly Financial Trends
January 21, 2016

Notes:
The following transactions/changes have impacted the reporting of our results:

In the third quarter of 2015, results of Meriten were reclassified from the Investment Management business to the Other segment. Meriten Investment Management was sold in July 2015.

The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).

In the first quarter of 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

In the first quarter of 2014, results of Newton's private client business were reclassified from the Investment Management business to the Other segment. Newton's private client business was sold in September 2013.

Restructuring charges in the second quarter of 2014 represent corporate initiatives and were recorded in the Other segment. In the fourth quarter of 2013, restructuring charges were recorded in the businesses. Prior to the fourth quarter of 2013, all restructuring charges were reported in the Other segment.

In the first quarter of 2013, incentive expense related to restricted stock and certain corporate overhead charges were allocated to Investment Management and Investment Services businesses which were previously included in the Other segment. All prior periods were restated to reflect these changes.

Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Quarterly return on common and tangible common equity ratios are annualized.

Non-GAAP Measures:
Certain Non-GAAP measures are included in this document. These measures are used by management to monitor financial performance, both on a company-wide and on a business basis. These Non-GAAP measures relate to certain revenue/expense categories, percentages and ratios as described in footnotes. For further information, see 'Supplemental information -- Explanation of GAAP and Non-GAAP Financial Measures' in the Quarterly Earnings Release. Summations may not equal due to rounding. As a result of our rounding convention and reclassifications noted above, differences may exist between the business trends data versus business data in the Form 10-K for the year ended December 31, 2015 or other reports filed with the SEC.

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